UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 1, 2002

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                      001-16133            06-1245881
(State or other jurisdiction of     (Commission File     (IRS Employer
        incorporation)                  Number)         Identification No.)



                1100 Summer Street, Stamford, Connecticut 06905
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changed since last report)


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5. Other Events and Regulation FD Disclosure

     On October 1, 2002, Delcath Systems, Inc. (the "Company") issued a press release announcing that its board of directors approved a stock repurchase program whereby the Company is authorized to repurchase a portion of its common stock. The Company's press release dated October 1, 2002 is incorporated herein by reference and filed as an exhibit hereto.

Item 7.  Financial Statements and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

     Exhibit No.                          Description
          99          Press Release dated October 1, 2002 of
                      Delcath Systems, Inc.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DELCATH SYSTEMS, INC.


                                      By:              /s/ M. S. KOLY
                                          --------------------------------------
                                          M. S. Koly
                                          President and Chief Executive  Officer
Date: October 2, 2002



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                                  EXHIBIT INDEX

      Exhibit No.                       Description
           99          Press Release dated October 1, 2002 of
                       Delcath Systems, Inc.